Exhibit 99.1

         Pursuant to Rule 13d-1(f)(1)(iii) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agrees that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.

                                  /S/ W. R. COTHAM
                                  W. R. Cotham,
                                  Attorney-in-Fact for:

                                    THOMAS M. TAYLOR(1)
                                    SID R. BASS(2)
                                    LEE M. BASS(3)
                                    THE BASS MANAGEMENT TRUST(4)
                                    PERRY R. BASS(5)
                                    NANCY LEE BASS(6)
                                    PETER STERLING(7)
                                    DOUGLAS K. BRATTON(8)
                                    ANNE M. BRATTON(9)
                                    THOMAS W. BRIGGS(10)
                                    THE BRATTON FAMILY FOUNDATION (11)
                                    MICHAEL N. CHRISTODOLOU(12)
                                    W. FORREST TEMPEL(13)
                                    DORT A. CAMERON, III(14)


                                  /S/ W. R. COTHAM
                                  W. R. Cotham,
                                  Vice President of:

                                     THOMAS M. TAYLOR & CO.
                                     SID R. BASS, INC.
                                     LEE M. BASS, INC.
                                     TMT-FW, INC.

                                  TRINITY I FUND, L.P.,
                                  a Delaware limited partnership

                                  By:  TF INVESTORS, L.P.,
                                       a Delaware limited partnership,
                                       General Partner

                                  By:  TRINITY CAPITAL MANAGEMENT, INC.,
                                       a Delaware corporation,
                                       General Partner

                                  By:/s/ W. R. Cotham
                                      W. R. Cotham, Vice President


                                  TF INVESTORS, L.P.,
                                  a Delaware limited partnership

                                  By:  TRINITY CAPITAL MANAGEMENT, INC.,
                                       a Delaware corporation,
                                       General Partner

                                  By:/s/ W. R. Cotham
                                      W. R. Cotham, Vice President


                                  TRINITY CAPITAL MANAGEMENT, INC.,
                                  a Delaware corporation

                                  By:/s/ W. R. Cotham
                                     W. R. Cotham, Vice President


                                  PORTFOLIO PARTNERS, L.P.,
                                  a Delaware limited partnership

                                  By: PORTFOLIO ASSOCIATES, INC.,
                                        a Delaware corporation,
                                        General Partner

                                  By:/s/ W. R. Cotham
                                           W. R. Cotham,
                                           Vice President


                                  PORTFOLIO ASSOCIATES, INC.,
                                  a Delaware corporation

                                  By:/s/ W. R. Cotham
                                           W. R. Cotham,
                                           Vice President


                                  /S/ WILLIAM P. HALLMAN, JR.
                                  William P. Hallman, Jr.,
                                  Individually and as Trustee
                                  of each of:

                                     ANNIE R. BASS GRANDSON'S
                                     TRUST FOR SID R. BASS

                                     ANNIE R. BASS GRANDSON'S
                                     TRUST FOR LEE M. BASS

                                     DONALD J. MCNAMARA, III
                                     TRUST

                                     PETER STERLING TRUSTS

                                  /S/ DONALD J. McNAMARA, JR.
                                  Donald J. McNamara, Jr.

                                  THE AIRLIE GROUP L.P.,
                                  a Delaware limited partnership

                                  By:  EBD L.P.,
                                       a Delaware limited partnership,
                                        General Partner

                                  By:  TMT-FW, INC., a Texas
                                        corporation, General Partner


                                  By:  /S/ W. R. COTHAM
                                       W. R. Cotham, Vice President


                                  EBD L.P.,
                                  a Delaware limited partnership

                                  By: TMT-FW, INC., a Texas
                                   corporation, General Partner


                                  By:  /S/ W. R. COTHAM
                                       W. R. Cotham, Vice President


(1) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Thomas M. Taylor previously has been filed with the Securities and Exchange Commission.

(2) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Sid R. Bass previously has been filed with the Securities and Exchange Commission.

(3) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Lee M. Bass previously has been filed with the Securities and Exchange Commission.

(4) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of The Bass Management Trust previously has been filed with the Securities and Exchange Commission.

(5) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Perry R. Bass previously has been filed with the Securities and Exchange Commission.

(6) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Nancy L. Bass previously has been filed with the Securities and Exchange Commission.

(7) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Peter Sterling previously has been filed with the Securities and Exchange Commission.

(8) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Douglas K. Bratton previously has been filed with the Securities and Exchange Commission.

(9) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Anne M. Bratton previously has been filed with the Securities and Exchange Commission.

(10) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Thomas W. Briggs previously has been filed with the Securities and Exchange Commission.

(11) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of The Bratton Family Foundation is being filed herewith.

(12) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Michael N. Christodolou previously has been filed with the Securities and Exchange Commission.

(13) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of W. Forrest Tempel previously has been filed with the Securities and Exchange Commission.

(14) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Dort A. Cameron III previously has been filed with the Securities and Exchange Commission.